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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 31, 2002


                           DYNACQ INTERNATIONAL, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



            000-20554                            76-0375477
            ---------                            ----------
    (Commission File Number)                  (I.R.S. Employer
                                             Identification No.)


          10304 Interstate 10 East, Suite 369, Houston, Texas 77029
                   (Address of principal executive offices,
                               including zip code)

                                 (713) 673-6432
                                 --------------
              (Registrant's telephone number, including area code)
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Item 4.  Changes in Registrant's Certifying Accountant

     On May 31, 2002, the Board of Directors of Dynacq International, Inc. (the "Company") and its Audit Committee dismissed KenWood & Associates, PC ("KenWood") as the Company's independent public accountants and engaged Ernst & Young LLP ("E&Y") to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of E&Y is subject to stockholder ratification at the Company's 2002 Annual Meeting of Stockholders.

     KenWood's reports on the Company's consolidated financial statements for each of the fiscal years ended August 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended August 31, 2001 and 2000 and through the date hereof, there were no disagreements with KenWood on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to KenWood's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided KenWood with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of KenWood's letter, dated June 4, 2002, stating its agreement with such statements.

     During the years ended August 31, 2001 and 2000 and through the date hereof, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.
                  Inapplicable.

         (b)      Pro Forma Financial Information.
                  Inapplicable.

         (c)      Exhibits

         Exhibit Number       Exhibit Description
         --------------       -------------------
             16.1             Letter from KenWood & Associates PC to the
                              Securities and Exchange Commission dated
                              June 4, 2002
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNACQ INTERNATIONAL, INC.




                              By:  /s/ PHILIP S. CHAN
                                 -------------------------------------------
                                  Philip S. Chan,
                                  Vice President and Chief Financial Officer

DATE: June 5, 2002
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                                  Exhibit Index

 Exhibit Number        Exhibit Description

     16.1 Letter from KenWood & Associates PC to the Securities and Exchange Commission dated June 4, 2002